Exhibit 99.01

Shutterfly Announces First Quarter 2013 Financial Results

●	Net revenues increase 28% year-over-year to $116.7 million
●	GAAP net loss of ($0.33) per diluted share
●	Adjusted EBITDA of $3.3 million
●	49th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, May 1, 2013 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the first quarter ended March 31, 2013.

“The first quarter was a solid start to the year, with strong execution across our businesses,” said Jeffrey Housenbold, President and CEO. “Capitalizing on our scale, scope and profitability, we continued to enhance our world-class platform across our four lifestyle brands and invest in early stage customer facing initiatives including Wedding, Enterprise, Treat, Mobile and our new Enhanced Cloud Service. Our acquisition of MyPublisher will enable Shutterfly to engage with new audiences, further extending our footprint in the multi-billion dollar social expression and personal publishing markets.”

First Quarter 2013 Financial Highlights

●	Net revenues totaled $116.7 million, a 28% year-over-year increase.
●	First quarter 2013 represents the 49th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $109.8 million, a 29% year-over-year increase.
●	Enterprise net revenues totaled $6.9 million, a 12% year-over-year increase.
●	Gross profit margin was 47% of net revenues, compared to 45% in the first quarter of 2012.
●	Operating expenses, excluding $11.0 million of stock-based compensation, totaled $67.8 million.
●	GAAP net loss was ($12.4) million, compared to ($10.0) million in the first quarter of 2012.
●	GAAP net loss per diluted share was ($0.33), compared to ($0.29) in the first quarter of 2012.
●	Adjusted EBITDA was $3.3 million, compared to $0.6 million in the first quarter of 2012.
●	At March 31, 2013, cash and cash equivalents totaled $164.5 million.

First Quarter 2013 Operating Metrics

●	Transacting customers totaled 2.2 million, a 20% year-over-year increase.
●	Orders totaled 3.4 million, a 20% year-over-year increase.
●	Average order value was $32.13, an increase of 7% year-over-year.

Business Outlook

Second Quarter 2013:

●	Net revenues to range from $118.0 million to $121.2 million, a year-over-year increase of 19.2% to 22.4%.
●	GAAP gross profit margin to range from 45.5% to 46.0% of net revenues.
●	Non-GAAP gross profit margin to range from 49.3% to 49.6% of net revenues.
●	GAAP operating loss to range from ($35.3) million to ($36.8) million.
●	Non-GAAP operating loss to range from ($12.0) million to ($13.5) million.
●	GAAP effective tax rate to range from 39.5% to 40.5%.
●	GAAP net loss per diluted share to range from ($0.55) to ($0.58).
●	Weighted average diluted shares of approximately 38.1 million.
●	Adjusted EBITDA loss to range from ($1.5) million to ($3.0) million.

Full Year 2013:

●	Net revenues to range from $766.0 million to $771.0 million, a year-over-year increase of 19.6% to 20.4%.
●	GAAP gross profit margin to range from 53.0% to 53.4% of net revenues.
●	Non-GAAP gross profit margin to range from 55.1% to 55.5% of net revenues.
●	GAAP operating income to range from $12.7 million to $18.9 million.
●	Non-GAAP operating income to range from $96.5 million to $104.6 million.
●	GAAP effective tax rate to range from 32% to 34%.
●	GAAP net income per diluted share to range from $0.20 to $0.30.
●	Weighted average diluted shares of approximately 39.9 million.
●	Adjusted EBITDA to range from $137.7 million to $146.8 million, or 18% to 19% of net revenues.
●	Capital expenditures to range from 9.4% to 10.4% of net revenues.

Notes to the First Quarter 2013 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

First Quarter 2013 Conference Call

Management will review the first quarter 2013 financial results and its expectations for the second quarter and full year 2013 on a conference call on Wednesday, May 1, 2013 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, May 15, 2013. To hear the replay, please dial (404) 537-3406, replay passcode 41973218.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, Adjusted EBITDA and free cash flow. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies. Management believes these non-GAAP financial measures reflect an additional way of viewing the Company’s liquidity that, when viewed with GAAP results, provides a more complete understanding of factors and trends affecting the Company’s cash flows.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the second quarter and full year 2013 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2012, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.

Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes: Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; and Treat, personalized greeting cards that really stand out. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterfly-inc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	March 31,
	2013	2012

Net revenues	$116,708	$91,291
Cost of net revenues	61,853	50,053
Gross profit	54,855	41,238
Operating expenses:
Technology and development	24,027	18,508
Sales and marketing	34,895	27,038
General and administrative	19,897	14,772
Total operating expenses	78,819	60,318
Loss from operations	(23,964)	(19,080)
Interest expense	(139)	(152)
Interest and other income, net	7	7
Loss before income taxes	(24,096)	(19,225)
Benefit from income taxes	11,691	9,185
Net loss	$(12,405)	$(10,040)

Net loss per share - basic and diluted	$(0.33)	$(0.29)

Weighted-average shares outstanding - basic and diluted	37,034	35,199

Stock-based compensation is allocated as follows:

Cost of net revenues	$564	$462
Technology and development	1,932	2,288
Sales and marketing	3,705	3,150
General and administrative	5,337	3,717
	$11,538	$9,617

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	March 31,	December 31,
	2013	2012

ASSETS
Current assets:
Cash and cash equivalents	$164,453	$245,088
Accounts receivable, net	10,714	13,574
Inventories	4,845	5,032
Deferred tax asset, current portion	7,713	7,713
Prepaid expenses and other current assets	44,089	15,268
Total current assets	231,814	286,675
Property and equipment, net	100,769	92,667
Intangible assets, net	116,092	122,269
Goodwill	358,050	358,349
Deferred tax asset, net of current portion	854	854
Other assets	10,873	4,310
Total assets	$818,452	$865,124

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,993	$31,503
Accrued liabilities	34,376	88,472
Deferred revenue	17,508	17,845
Total current liabilities	63,877	137,820
Deferred tax liability	27,686	24,298
Other liabilities	14,091	11,720
Total liabilities	105,654	173,838

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 37,899 and 36,358 shares
issued and outstanding at March 31, 2013 and December 31, 2012, respectively	4	4
Additional paid-in-capital	688,268	652,110
Accumulated earnings	24,526	39,172
Total stockholders' equity	712,798	691,286
Total liabilities and stockholders' equity	$818,452	$865,124

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	March 31,
	2013	2012

Cash flows from operating activities:
Net loss	$(12,405)	$(10,040)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,227	6,011
Amortization of intangible assets	6,511	4,013
Stock-based compensation, net of forfeitures	11,538	9,617
Loss / (Gain) on disposal of property and equipment	188	(402)
Deferred income taxes	3,387	(1,248)
Tax benefit from stock-based compensation	11,755	16,334
Excess tax benefits from stock-based compensation	(12,279)	(16,334)
Changes in operating assets and liabilities:
Accounts receivable, net	2,859	(381)
Inventories	186	27
Prepaid expenses and other current assets	(28,349)	(23,204)
Other assets	(6,897)	(2,253)
Accounts payable	(13,944)	(2,257)
Accrued and other liabilities	(54,599)	(28,764)
Deferred revenue	(337)	1,072
Other non-current liabilities	(345)	(152)
Net cash used in operating activities	(83,504)	(47,961)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(1,031)	-
Purchases of property and equipment	(15,033)	(5,037)
Capitalization of software and website development costs	(3,495)	(3,072)
Proceeds from sale of equipment	-	410
Net cash used in investing activities	(19,559)	(7,699)

Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	12,390	3,345
Repurchases of common stock	(2,241)	-
Excess tax benefits from stock-based compensation	12,279	16,334
Net cash provided by financing activities	22,428	19,679

Net decrease in cash and cash equivalents	(80,635)	(35,981)
Cash and cash equivalents, beginning of period	245,088	179,915
Cash and cash equivalents, end of period	$164,453	$143,934

Supplemental schedule of non-cash activities
Net change in accrued purchases of property and equipment	$(4,201)	$1,462
Increase in estimated fair market value of building under build-to-suit lease	2,716	-
Amount due from adjustment of net working capital from acquired business	465	-

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	March 31,
	2013	2012

Consumer Metrics

Customers	2,248,858	1,880,171
year-over-year growth	20%

Orders	3,417,312	2,839,650
year-over-year growth	20%

Average order value*	$32.13	$29.97
year-over-year growth	7%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP						Non-GAAP
	Range of Estimate		Adjustments				Range of Estimate
	From	To	From		To		From	To

Three Months Ending June 30, 2013

Net revenues	$118.0	$121.2	-		-		$118.0	$121.2
Gross profit margin	45.5%	46.0%	3.8%		3.6%	[a]	49.3%	49.6%
Operating loss	($36.8)	($35.3)	$23.3		$23.3	[b]	($13.5)	($12.0)
Operating margin	(31%)	(29%)	20%		19%	[b]	(11%)	(10%)

Stock-based compensation	$12.8	$12.8	$12.8		$12.8		-	-
Amortization of intangible assets	$10.5	$10.5	$10.5		$10.5		-	-

Adjusted EBITDA*							($3.0)	($1.5)

Diluted loss per share	($0.58)	($0.55)
Diluted shares	38.1	38.1
Effective tax rate	39.5%	40.5%

Twelve Months Ending December 31, 2013

Net revenues	$766.0	$771.0	-		-		$766.0	$771.0
Gross profit margin	53.0%	53.4%	2.1%		2.1%	[c]	55.1%	55.5%
Operating income	$12.7	$18.9	$83.8	[d]	$85.7	[e]	$96.5	$104.6
Operating margin	2%	2%	11%	[d]	12%	[e]	13%	14%

Stock-based compensation	$49.9	$51.9	$49.9		$51.9		-	-
Amortization of intangible assets	$33.8	$33.8	$33.8		$33.8		-	-

Adjusted EBITDA*							$137.7	$146.8
Adjusted EBITDA* margin							18.0%	19.0%

Diluted earnings per share	$0.20	$0.30
Diluted shares	39.9	39.9
Effective tax rate	32%	34%

Capital expenditures - % of net revenues	9.4%	10.4%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $600K and amortization of purchased intangible assets of approximately $3.9 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $12.8 million and amortization of purchased intangible assets of approximately $10.5 million
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $2.3 million and amortization of purchased intangible assets of approximately $14.1 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $49.9 million and amortization of purchased intangible assets of approximately $33.8 million.
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $51.9 million and amortization of purchased intangible assets of approximately $33.8 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2012

GAAP gross profit	$41,238	$48,310	$43,407	$212,812	$54,855	$345,767
Stock-based compensation	462	443	424	367	564	1,696
Amortization of intangible assets	1,454	1,516	1,570	1,856	2,390	6,396

Non-GAAP gross profit	$43,154	$50,269	$45,401	$215,035	$57,809	$353,859

Non-GAAP gross profit margin	47%	51%	46%	61%	50%	55%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2012

GAAP operating income (loss)	$(19,080)	$(17,786)	$(23,745)	$101,324	$(23,964)	$40,713
Stock-based compensation	9,617	9,526	8,365	9,814	11,538	37,322
Amortization of intangible assets	4,013	5,090	5,658	5,924	6,511	20,685

Non-GAAP operating income (loss)	$(5,450)	$(3,170)	$(9,722)	$117,062	$(5,915)	$98,720

Non-GAAP operating margin	(6%)	(3%)	(10%)	33%	(5%)	15%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2012

GAAP net income (loss)	$(10,040)	$(9,511)	$(10,478)	$53,027	$(12,405)	$22,998
Interest expense	152	156	148	141	139	597
Interest and other income, net	(7)	(9)	(14)	(12)	(7)	(42)
Tax (benefit) provision	(9,185)	(8,422)	(13,401)	48,168	(11,691)	17,160
Depreciation and amortization	10,024	11,820	12,244	16,021	15,738	50,109
Stock-based compensation	9,617	9,526	8,365	9,814	11,538	37,322

Non-GAAP Adjusted EBITDA	$561	$3,560	$(3,136)	$127,159	$3,312	$128,144

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2012	2012	2012	2012	2013	2012

Net cash provided by (used in) operating activities	$(47,961)	$9,339	$(3,568)	$193,571	$(83,504)	$151,381
Interest expense	152	156	148	141	139	597
Interest and other income, net	(7)	(9)	(14)	(12)	(7)	(42)
Tax (benefit) provision	(9,185)	(8,422)	(13,401)	48,168	(11,691)	17,160
Changes in operating assets and liabilities	55,912	739	11,482	(111,895)	101,426	(43,762)
Other adjustments	1,650	1,757	2,217	(2,814)	(3,051)	2,810
Non-GAAP Adjusted EBITDA	561	3,560	(3,136)	127,159	3,312	128,144
Less: Purchases of property and equipment	(6,499)	(12,264)	(16,628)	(12,838)	(10,832)	(48,229)
Less: Capitalized technology & development costs	(3,072)	(2,801)	(3,730)	(2,925)	(3,495)	(12,528)

Free cash flow	$(9,010)	$(11,505)	$(23,494)	$111,396	$(11,015)	$67,387